UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2010

TriQuint Semiconductor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124

(Address of principal executive offices) (Zip Code)

(503) 615-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement

The information set forth in Item 3.03 below is incorporated into this Item 1.02 by reference.

Item 3.03.	Material Modification to Rights of Security Holders

On March 12, 2010, TriQuint Semiconductor, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) entered into an Amendment of Rights Agreement (the “Amendment”) to change the Final Expiration Date of the Rights (each as defined in the Rights Agreement) from June 29, 2018 to March 12, 2010, effectively terminating the Amended and Restated Rights Agreement (the “Rights Agreement”) dated as of June 23, 2008 between the Company and the Rights Agent as of March 12, 2010.

The Amendment is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Amendment of Rights Agreement, dated as of March 12, 2010, between TriQuint Semiconductor, Inc. and American Stock Transfer & Trust Company, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2010

TRIQUINT SEMICONDUCTOR, INC.

	By:	/s/ Steven J. Buhaly
Steven J. Buhaly
Chief Financial Officer, Vice President of Finance and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Amendment of Rights Agreement, dated as of March 12, 2010, between TriQuint Semiconductor, Inc. and American Stock Transfer & Trust Company, LLC.